Exhibit 10.2

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

ATHERONOVA INC.

COMMON STOCK PURCHASE WARRANT

Warrant No.: ____	____________, 2012

This COMMON STOCK PURCHASE WARRANT certifies that _____________________, having an address at ___________________________________________, or permitted assignees is the registered holder (the “Holder”) of this Common Stock Purchase Warrant (the “Warrant”) to purchase shares of the common stock, par value $0.0001 per share (the “Common Stock”), of AtheroNova Inc., a Delaware corporation (the “Company”).  This Warrant has been issued to the Holder in connection with the private placement of securities offered pursuant to that certain Subscription Agreement, dated _________, 2012 (the “Securities Purchase Agreement”).

FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled to purchase from the Company ____________________ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) at a purchase price per share set forth in Section 3 below, and otherwise subject to the terms, conditions and adjustments set forth below in this Warrant.  The Holder is the person or entity in whose name this Warrant is registered on the records of the Company regarding registration and transfers of this Warrant (the “Warrant Register”) and is the owner and holder thereof for all purposes, except as described in Section 9 hereof.

1.           Exercise of Warrant.  This Warrant will be exercisable at any time, in the sole discretion of the Holder, commencing on the date hereof (the “Commencement Date”).

2.           Expiration of Warrant.  This Warrant shall expire on _____, 2016, 5:00 p.m., Eastern Standard time (the “Expiration Date”).

3.           Warrant Price.  At any time through the Expiration Date, all or any portion of this Warrant may be exercised for Warrant Shares, in the Holder’s sole discretion, at a price (the “Warrant Price”) equal to $0.625 per share, as adjusted.

4.           Exercise of Warrant.  This Warrant shall be exercisable as follows:

4.1           Manner of Exercise.  This Warrant may be exercised into shares of Common Stock by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant and in the discretion of the Holder, during the period beginning on the Commencement Date and ending on the Expiration Date.  Any exercise shall be undertaken during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 9.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Exhibit A duly executed by or on behalf of the Holder together with the payment of the Warrant Price in cash by bank check or wire transfer of immediately available funds.

4.2           When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 4.1 hereof (“Exercise Date”), and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

4.3           Delivery of Stock Certificates.  As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 9 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a)           a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share or

(b)           in case exercise is in part only, a new Warrant of like tenor, dated the date hereof and stating on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 4.1 hereof (without giving effect to any adjustment thereof).

4.4           Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the Share Delivery Date, a certificate for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) and register such shares of Common Stock on the Company's share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant or pursuant to the Company's obligation pursuant to clause (ii), then, in addition to all other remedies available to the Holder, if on or after such Trading Day the Holder purchases in a bona fide arm's length transaction for fair market value (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

4.5           Shares to be Fully Paid.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of rights presented by this Warrant will, upon issuance by the Company, be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto.

4.6           Company to Reaffirm Obligations.  The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

5.             Adjustments.

5.1           Splits, Subdivisions, etc.  In the event that the Company should at any time or from time to time, after the date first referenced above, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the aggregate number of shares of the Common Stock outstanding.

5.2           Combinations.  If the number of shares of Common Stock outstanding at any time after the date first referenced above is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

5.3           Replacement of Securities upon Reorganizations, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event (each, a “Fundamental Transaction”) shall be effected, then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Holder of this Warrant the obligation to deliver to the Holder of this Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.  Notwithstanding the foregoing, in the event of any Fundamental Transaction, other than a Fundamental Transaction in which a successor entity of the Company that is a publicly traded corporation whose stock is quoted or listed for trading on a national exchange assumes this Warrant such that the Warrant shall thereafter be exercisable for the publicly traded common stock of such successor entity, then, at the written request of the Holder, if and only if such request is delivered by notice in writing to the Company within thirty (30) Business Days following the effective date of the Fundamental Transaction, the Company (or the successor entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount per Warrant Share equal to the Transaction Value per share of Common Stock outstanding, less the Warrant Price. No payment shall be required to be made to the Holder if the Fundamental Transaction is not consummated.

5.4           “Transaction Value” shall mean the value on the effective date of the Fundamental Transaction of the net pre-tax proceeds received or receivable by the common stockholders of the Company in the Fundamental Transaction. Any proceeds not constituting cash shall be valued at their fair market value (as determined in good faith by the Company's Board of Directors after reasonable prior notice of the proposed determination to the Holder, and an opportunity for the Holder to discuss the proposed determination with the Company).

5.5           Notice of Adjustments.  Upon any adjustment of the terms of this Warrant pursuant to this Section 5, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the changes, if any, in the number of Warrant Shares or kind of securities or other property purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.6           Adjustment in Number of Securities.  Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 5, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

5.7           No Fractional Shares.  No fractional shares shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole share.

6.           Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof, and not subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the shares of Common Stock underlying this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue the Common Stock and effect the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company’s Common Stock.  All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable and free from preemptive rights and free from taxes, liens and charges with respect thereto.

7.           No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

8.           Restrictions on Transfer.

8.1           Restrictive Legends.  This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 9, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 8.  Subject to the provisions of this Section 8, each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in this Warrant and any restrictions required under the Securities Act of 1933, as amended (the “Securities Act”).

8.2           Notice of Proposed Transfer; Opinion of Counsel.  Prior to any transfer of any securities which are not registered under an effective registration statement under the Securities Act (“Restricted Securities”), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 8.2.  Each notice: (i) shall describe the manner and basic circumstances of the proposed transfer, and (ii) shall designate counsel for the Holder.  The Holder giving notice will submit a copy thereof to the counsel designated in the notice.  The following provisions shall then apply:

(a)           If in the opinion of counsel for the Holder, which is reasonably satisfactory to the Company, the proposed transfer may be effected without registration of Restricted Securities under the Securities Act, the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.  Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 8.1 hereof.

(b)           If the opinion called for in (a) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either: (i) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 8.2 and fulfillment of the provisions of clause (a) above, or (ii) such Restricted Securities have been effectively registered under the Securities Act.

8.3           Termination of Restrictions.  The restrictions imposed by this Section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Securities Act, or (b) when, in the opinion of counsel for the Holder, which is reasonably acceptable to the Company, or, alternatively, in the opinion of counsel to the Company, such restrictions are no longer required in order to insure compliance with the Act or Section 8 hereof.  Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 8.1 hereof.

9.           Ownership, Transfer and Substitution of Warrant.

9.1           Ownership of Warrant.  The Company may treat the person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 9.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary.  Subject to Section 8 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

9.2	Office; Transfer and Exchange of Warrant.

(a)           The Company will maintain its principal offices as the office where notices, presentations and demands in respect of this Warrant may be made upon it until the Company notifies the holder of this Warrant of any change of location of the office.

(b)           The Company shall cause to be kept at its office maintained pursuant to Section 9.2(a) hereof a Warrant Register for the registration and transfer of this Warrant.  The names and addresses of holders of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such Warrant Register.  The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c)           Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will (subject to compliance with Section 8 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

9.3           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

10.           No Rights or Liabilities as Stockholder.  No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.  The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11.           Notices of Record Date, etc.  In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the registered holder of this Warrant a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the registered holder of this Warrant.

12.           Notices.  Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 8.2(a) hereof, or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 9.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 4 hereof.

13.           Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder.  The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

14.           Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)           This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in Newcastle County and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)             EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

15.           Miscellaneous.  Any provision of this Warrant and the observance of any term hereof may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of greater than 50% of the outstanding Warrants and Warrant Shares, on a combined and fully diluted basis, issued to the Purchasers (as defined in the Securities Purchase Agreement).  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.  The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

16.           Registration Rights.  The Warrant Shares for which this Warrant is exercisable are entitled to the benefits of the Registration Rights Agreement entered into of even date with the original issuance of this Warrant with the original Holder thereof.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

ATHERONOVA INC.

By:
Name:
Title:

EXHIBIT A

PURCHASE FORM

To: AtheroNova Inc.

Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to[check applicable subsection]:

________	(a)
Purchase ____________ shares of ________________ of AtheroNova Inc. pursuant to the terms of the attached Warrant and payment of the Warrant Price per share required under such Warrant accompanies this notice;

OR

________	(b)
Exercise the attached Warrant for [all of the shares] [______ of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the cashless exercise provisions of Section 4.6 of such Warrant.

Please issue a certificate or certificates representing said shares of AtheroNova Inc. the name of the undersigned or in such other name as is specified below:

________________________________________
Print or Type Name

________________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________
(Street Address)

 ________________________________________
(City)                      (State)      (Zip Code)